                               ZAPME! CORPORATION

                                 1998 STOCK PLAN

                     NOTICE OF GRANT OF STOCK PURCHASE RIGHT


         Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice of Grant.

         Rick Inatome

         You have been granted the right to purchase Common Stock of the Company, subject to the Company's Repurchase Option and your ongoing status as a Service Provider (as described in the Plan and the attached Restricted Stock Purchase Agreement), as follows:

         Grant Number                                1

         Date of Grant                               December 21, 1999

         Price Per Share                             $8.875

         Total Number of Shares Subject              500,000
           to This Stock Purchase Right

         Expiration Date:                            December 21, 2009

         YOU MUST EXERCISE THIS STOCK PURCHASE RIGHT BEFORE THE EXPIRATION DATE OR IT WILL TERMINATE AND YOU WILL HAVE NO FURTHER RIGHT TO PURCHASE THE SHARES. By your signature and the signature of the Company's representative below, you and the Company agree that this Stock Purchase Right is granted under and governed by the terms and conditions of the 1998 Stock Plan and the Restricted Stock Purchase Agreement, attached hereto as EXHIBIT A, both of which are made a part of this document. You further agree to execute the attached Restricted Stock Purchase Agreement as a condition to purchasing any shares under this Stock Purchase Right.


GRANTEE:                                    ZAPME! CORPORATION

--------------------------------            ----------------------------------
Signature                                    By

Rick Inatome                                 Lance Mortensen, Chairman
--------------------------------            -----------------------------------

                                    EXHIBIT A

                               ZAPME! CORPORATION

                             1998 STOCK OPTION PLAN

                       RESTRICTED STOCK PURCHASE AGREEMENT



         Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Restricted Stock Purchase Agreement.

         WHEREAS the Purchaser named in the Notice of Grant, (the "Purchaser") is a Service Provider, and the Purchaser's continued participation is considered by the Company to be important for the Company's continued growth; and

         WHEREAS in order to give the Purchaser an opportunity to acquire an equity interest in the Company as an incentive for the Purchaser to participate in the affairs of the Company, the Administrator has granted to the Purchaser a Stock Purchase Right subject to the terms and conditions of the Plan and the Notice of Grant, which are incorporated herein by reference, and pursuant to this Restricted Stock Purchase Agreement (the "Agreement").

         NOW THEREFORE, the parties agree as follows:

         1. SALE OF STOCK. The Company hereby agrees to sell to the Purchaser and the Purchaser hereby agrees to purchase shares of the Company's Common Stock (the "Shares"), at the per share purchase price and as otherwise described in the Notice of Grant.

         2. PAYMENT OF PURCHASE PRICE. The purchase price for the Shares shall be paid by a full-recourse promissory note (the "Note") in the form attached hereto as EXHIBIT B, in the amount of $4,437,500. Purchaser shall be required to execute and deliver a Security Agreement in the form attached hereto as EXHIBIT
C. The Note shall bear interest at a rate no less than the "applicable federal rate" prescribed under the Code and its regulations at time of purchase, and shall be secured by a pledge of the Shares purchased by the Note pursuant to the Security Agreement.

         3. REPURCHASE OPTION.

                  (a) In the event the Purchaser ceases to be a Service Provider for any or no reason (including death or disability) before all of the Shares are released from the Company's Repurchase Option (see Section 4), the Company shall, upon the date of such termination (as reasonably fixed and determined by the Company) have an irrevocable, exclusive option (the "Repurchase Option") for a period of sixty (60) days from such date to repurchase up to that number of shares which constitute the Unreleased Shares (as defined in Section 4) at the original purchase price per share (the "Repurchase Price"). The Repurchase Option shall be exercised by the Company by delivering written notice to the Purchaser or the Purchaser's executor (with a copy to the Escrow Holder) AND, at the Company's option, (i) by delivering to the Purchaser or the Purchaser's executor a check in the amount of the aggregate Repurchase Price, or (ii) by canceling an amount of the Purchaser's indebtedness to the Company equal to the aggregate Repurchase Price, or (iii) by a combination of (i) and (ii) so that the combined payment and cancellation of indebtedness equals the aggregate Repurchase Price. Upon delivery of such notice and the payment of the aggregate Repurchase Price, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Shares being repurchased by the Company.

                  (b) Whenever the Company shall have the right to repurchase Shares hereunder, the Company may designate and assign one or more employees, officers, directors or shareholders of the Company or other persons or organizations to exercise all or a part of the Company's purchase rights under this Agreement and purchase all or a part of such Shares. If the Fair Market Value of the Shares to be repurchased on the date of such designation or assignment (the "Repurchase FMV") exceeds the aggregate Repurchase Price of such Shares, then each such designee or assignee shall pay the Company cash equal to the difference between the Repurchase FMV and the aggregate Repurchase Price of such Shares.

         4. RELEASE OF SHARES FROM REPURCHASE OPTION.

                  (a) Twenty Five percent (25%) of the Shares shall be released from the Company's Repurchase Option one year after the Date of Grant and one forty eighth (1/48) of the Shares at the end of each month thereafter, provided that the Purchaser does not cease to be a Service Provider prior to the date of any such release.

                  (b) Any of the Shares that have not yet been released from the Repurchase Option are referred to herein as "Unreleased Shares."

                  (c) The Shares that have been released from the Repurchase Option shall be delivered to the Purchaser at the Purchaser's request (see
Section 6).

         5. RESTRICTION ON TRANSFER. Except for the escrow described in Section 6 or the transfer of the Shares to the Company or its assignees contemplated by this Agreement, none of the Shares or any beneficial interest therein shall be transferred, encumbered or otherwise disposed of in any way until such Shares are released from the Company's Repurchase Option in accordance with the provisions of this Agreement, other than by will or the laws of descent and distribution.

         6.       ESCROW OF SHARES.

                  (a) To ensure the availability for delivery of the Purchaser's Unreleased Shares upon repurchase by the Company pursuant to the Repurchase Option, the Purchaser shall, upon execution of this Agreement, deliver and deposit with an escrow holder designated by the Company (the "Escrow Holder") the share certificates representing the Unreleased Shares, together with the stock assignment duly endorsed in blank, attached hereto as EXHIBIT D. The Unreleased Shares and stock assignment shall be held by the Escrow Holder, pursuant to the Joint Escrow Instructions of the Company and Purchaser attached hereto as EXHIBIT
E, until such time as the Company's Repurchase Option expires. As a further condition to the Company's obligations under this Agreement, the Company may require the spouse of Purchaser, if any, to execute and deliver to the Company the Consent of Spouse attached hereto as EXHIBIT F.

                  (b) The Escrow Holder shall not be liable for any act it may do or omit to do with respect to holding the Unreleased Shares in escrow while acting in good faith and in the exercise of its judgment.

                  (c) If the Company or any assignee exercises the Repurchase Option hereunder, the Escrow Holder, upon receipt of written notice of such exercise from the proposed transferee, shall take all steps necessary to accomplish such transfer.

                  (d) When the Repurchase Option has been exercised or expires unexercised or a portion of the Shares has been released from the Repurchase Option, upon request the Escrow Holder shall promptly cause a new certificate to be issued for the released Shares and shall deliver the certificate to the Company or the Purchaser, as the case may be.

                  (e) Subject to the terms hereof, the Purchaser shall have all the rights of a shareholder with respect to the Shares while they are held in escrow, including without limitation, the right to vote the Shares and to receive any cash dividends declared thereon. If, from time to time during the term of the Repurchase Option, there is (i) any stock dividend, stock split or other change in the Shares, or (ii) any merger or sale of all or substantially all of the assets or other acquisition of the Company, any and all new, substituted or additional securities to which the Purchaser is entitled by reason of the Purchaser's ownership of the Shares shall be immediately subject to this escrow, deposited with the Escrow Holder and included thereafter as "Shares" for purposes of this Agreement and the Repurchase Option.

         7. LEGENDS. The share certificate evidencing the Shares, if any, issued hereunder shall be endorsed with the following legend (in addition to any legend required under applicable state securities laws):

                  (a) THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

                  (b) THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER,

                           A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

                  (c) Any legend required by any applicable state securities laws.

         8. ADJUSTMENT FOR STOCK SPLIT. All references to the number of Shares and the purchase price of the Shares in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the Shares that may be made by the Company after the date of this Agreement.

         9. TAX CONSEQUENCES. The Purchaser has reviewed with the Purchaser's own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. The Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Purchaser understands that the Purchaser (and not the Company) shall be responsible for the Purchaser's own tax liability that may arise as a result of the transactions contemplated by this Agreement. The Purchaser understands that Section 83 of the Internal Revenue Code of 1986, as amended (the "Code"), taxes as ordinary income the difference between the purchase price for the Shares and the Fair Market Value of the Shares as of the date any restrictions on the Shares lapse. In this context, "restriction" includes the right of the Company to buy back the Shares pursuant to the Repurchase Option. The Purchaser understands that the Purchaser may elect to be taxed at the time the Shares are purchased rather than when and as the Repurchase Option expires by filing an election under Section 83(b) of the Code with the IRS within 30 days from the date of purchase. The form for making this election is attached as EXHIBIT G hereto.

                  THE PURCHASER ACKNOWLEDGES THAT IT IS THE PURCHASER'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF THE PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON THE PURCHASER'S BEHALF.

         10.      GENERAL PROVISIONS.

                  (a) This Agreement shall be governed by the internal substantive laws, but not the choice of law rules of Delaware. This Agreement, subject to the terms and conditions of the Plan and the Notice of Grant, represents the entire agreement between the parties with respect to the purchase of the Shares by the Purchaser. In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, the terms and conditions of the Plan shall prevail. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Agreement.

                  (b) Any notice, demand or request required or permitted to be given by either the Company or the Purchaser pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the U.S. mail, First Class with postage prepaid, and addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.

                           Any notice to the Escrow Holder shall be sent to the
Company's address with a copy to the other party hereto.

                  (c) The rights of the Company under this Agreement shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of the Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

                  (d) Either party's failure to enforce any provision of this Agreement shall not in any way be construed as a waiver of any such provision, nor prevent that party from thereafter enforcing any other provision of this Agreement. The rights granted both parties hereunder are cumulative and shall not constitute a waiver of either party's right to assert any other legal remedy available to it.

                  (e) The Purchaser agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

                  (f) PURCHASER ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO SECTION 4 HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED OR PURCHASING SHARES HEREUNDER). PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH PURCHASER'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE PURCHASER'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

         By Purchaser's signature below, Purchaser represents that he or she is familiar with the terms and provisions of the Plan, and hereby accepts this Agreement subject to all of the terms and provisions thereof. Purchaser has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement. Purchaser agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Agreement. Purchaser further agrees to notify the Company upon any change in the residence indicated in the Notice of Grant.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first set forth above.



PURCHASER:                                  ZAPME! CORPORATION


-----------------------------------         ----------------------------------
Signature                                   By

-----------------------------------         ----------------------------------
Print Name                                  Title

                                    EXHIBIT B

                                 PROMISSORY NOTE

                                                               December 21, 1999

$4,437,500.00

For value received, the undersigned promises to pay to ZapMe! Corporation a Delaware corporation (the "Company"), or order, at its principal office the principal sum of $4,437,500.00 with interest thereof at the rate of 6.47% per annum, compounded annually, on the unpaid balance of the principal sum. Said principal shall be due on the earlier to occur of the tenth anniversary of the date of this Note, thirty (30) days after termination other than for death or disability, or one year after termination for death or disability. Said interest shall be paid as it accrues by means of regular payroll deductions in the case of an employee and by such other means as the Board may approve in the case of a member of the Board.

Should the undersigned fail to make full payment of principal or interest for a period of ten (10) days or more after the due date thereof, the whole unpaid balance on this Note of principal and interest shall become immediately due at the option of the holder of this Note.

This Note is subject to the terms of a Restricted Stock Purchase Agreement, dated as of December 21, 1999. This Note is secured by a pledge of the Company's Common Stock under the terms of a Security Agreement of even date herewith and is subject to all the provisions thereof.

The holder of this Note shall have full recourse against the undersigned personally for failure to pay the Note as and when due.

The principal is payable in lawful money of the United States of America. The privilege is reserved to prepay any portion of the Note at any time.

If the undersigned shall default in the payment of amounts hereunder when due, the holder of this Note shall be entitled to payment by the undersigned of all costs of collection, including, without limitation, reasonable attorneys' fees and costs incurred in connection with such collection efforts, whether or not suit on this Note is filed. The maker waives presentment for payment, protest, notice of protest and notice of non-payment of this Note. This Note shall be governed by the laws of the State of California as they apply to contracts entered into and wholly to be performed within such state.



                                               ---------------------------------
                                               Rick Inatome

                                    EXHIBIT C

                               SECURITY AGREEMENT



This Security Agreement is made as of December 21, 1999 between ZapMe! Corporation, a Delaware corporation ("Pledgee"), Rick Inatome ("Pledgor"), and Bruce D. Bower, Secretary of Pledgee, as the agent of Pledgee and holder of the Securities pledged hereunder ("Pledgeholder").


                                    RECITALS

Pursuant to the Restricted Stock Purchase Agreement dated December 21, 1999 (the "Agreement"), between Pledgor and Pledgee and Pledgor's election under the terms of the Agreement to pay for such shares with Pledgor's promissory note (the "Note"), Pledgor has purchased 500,000 shares of Pledgee's Common Stock (the "Shares") at a price of eight dollars and eighty-seven and one-half cents ($8.875) per share, for a total purchase price of $4,437,500.00. The Note and the obligations thereunder are as set forth in EXHIBIT A to the Agreement.

 NOW, THEREFORE, it is agreed as follows:

1. CREATION AND DESCRIPTION OF SECURITY INTEREST. In consideration of the transfer of the Shares to Pledgor under the Agreement, Pledgor, pursuant to the California Uniform Commercial Code, hereby pledges all of such Shares (herein sometimes referred to as the "Collateral") represented by certificate number __, and herewith delivers said certificate to Pledgeholder, who shall hold said certificate on behalf of Pledgee subject to the terms and conditions of this Security Agreement.

The Shares (together with an executed blank stock assignment or assignments) shall be held by Pledgeholder on behalf of Pledgee as security for the repayment of the Note, and any extensions or renewals thereof, to be executed by Pledgor pursuant to the terms of the Agreement, and Pledgeholder shall not encumber or dispose of such Shares except in accordance with the provisions of this Security Agreement.

2. PLEDGOR'S REPRESENTATIONS AND COVENANTS. To induce Pledgee to enter into this Security Agreement, Pledgor represents and covenants to Pledgee, its successors and assigns, as follows:

          (a) PAYMENT OF INDEBTEDNESS. Pledgor will pay the principal sum of the Note secured hereby, and interest thereon, at the time and in the manner provided in the Note.

         (b) ENCUMBRANCES. The Shares are free of all other adverse claims, encumbrances, defenses and liens (other than restrictions on transfer imposed by applicable securities laws), except for (i) Pledgee's rights to repurchase Shares pursuant to Section 3 of the Agreement and (ii) the pledge of the Shares hereunder as security for payment of the Note, and Pledgor will not further encumber the Shares without the prior written consent of Pledgee.

         (c) MARGIN REGULATIONS. In the event that Pledgee's Common Stock is now or later becomes margin-listed by the Federal Reserve Board and Pledgee is classified as a "lender" within the meaning of the regulations under Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G"), Pledgor agrees to cooperate with Pledgee in making any amendments to the Note or providing any additional collateral as may be necessary to comply with such regulations.

3. VOTING RIGHTS. During the term of this pledge and so long as all payments of principal and interest are made as they become due under the terms of the Note, Pledgor shall have the right to vote all of the Shares pledged hereunder.

4. STOCK ADJUSTMENTS. In the event that during the term of the pledge any stock dividend, reclassification, readjustment or other changes are declared or made in the capital structure of Pledgee, all new, substituted and additional shares or other securities issued by reason of any such change shall be delivered to and held by the Pledgee under the terms of this Security Agreement in the same manner as the Shares originally pledged hereunder. In the event of substitution of such securities, Pledgor, Pledgee and Pledgeholder shall cooperate and execute such documents as are reasonable so as to provide for the substitution of such Collateral and, upon such substitution, references to "Shares" in this Security Agreement shall include the substituted shares of capital stock of Pledgor as a result thereof.

5. OPTIONS AND RIGHTS. In the event that, during the term of this pledge, subscription Options or other rights or options shall be issued in connection with the pledged Shares, such rights, Options and options shall be the property of Pledgor and, if exercised by Pledgor, all new stock or other securities so acquired by Pledgor as it relates to the pledged Shares then held by Pledgeholder shall be immediately delivered to Pledgeholder, to be held under the terms of this Security Agreement in the same manner as the Shares pledged.

6. DEFAULT. Pledgor shall be deemed to be in default of the Note and of this Security Agreement in the event:

         (a) Payment of principal or interest on the Note shall be delinquent for a period of ten (10) days or more; or

         (b) Pledgor fails to perform any of the covenants set forth in the Agreement or contained in this Security Agreement for a period of ten (10) days after written notice thereof from Pledgee; or

         (c) A bankruptcy or insolvency proceeding is instituted by or against Pledgor, or if a receiver is appointed for the property of Pledgor; or

         (d) Pledgor makes an assignment for the benefit of creditors.

In the case of a default, as set forth above, Pledgee shall have the right to accelerate payment of the entire amount on the Note, and Pledgee shall thereafter be entitled to pursue its remedies under the California Uniform Commercial Code.

7. RELEASE OF COLLATERAL. Subject to any applicable contrary rules under Regulation G, there shall be released from this pledge a portion of the pledged Shares held by Pledgeholder hereunder upon payments of the principal of the Note. The number of the pledged Shares which shall be released shall be that number of full Shares which bears the same proportion to the initial number of Shares pledged hereunder as the payment of principal bears to the initial full principal amount of the Note. Notwithstanding the foregoing, upon any release of pledged Shares hereunder any such Shares which shall continue to constitute Unreleased Shares as defined in the Agreement shall continue to be held in escrow pursuant to Sections 3 and 6 of the Agreement.

8. WITHDRAWAL OR SUBSTITUTION OF COLLATERAL. Pledgor shall not sell, withdraw, pledge, substitute or otherwise dispose of all or any part of the Collateral without the prior written consent of Pledgee.

9. TERM. The within pledge of Shares shall continue until the payment of all indebtedness secured hereby, subject to the provisions for prior release of a portion of the Collateral as provided in paragraph 7 above.

10. PLEDGEHOLDER LIABILITY.

          (a) Pledgeholder shall not be liable to any party for any of his acts, or omissions to act, as Pledgeholder unless Pledgeholder is proved to have acted in bad faith. Any act done or omitted pursuant to the advice of legal counsel, other than an act or omission involving gross or willful negligence, shall be deemed to be done or omitted in good faith.

          (b) Pledgeholder shall be entitled to employ such legal counsel and other experts as Pledgeholder may deem necessary properly to advise Pledgeholder in connection with its obligations hereunder, and Pledgeholder may rely upon the advice of such counsel. Such counsel's reasonable fees and costs shall be borne 50% by Pledgor and 50% by Pledgee.

          (c) It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by Pledgeholder hereunder, Pledgeholder is authorized and directed to retain in Pledgeholder's possession as agent of Pledgee without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of the arbitrator provided for in Section 10 of the Agreement or of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but Pledgeholder shall be under no duty whatsoever to institute or defend any such proceedings

          In addition, upon any dispute Pledgeholder should be entitled to engage legal counsel, one-half of whose fees and expenses shall be borne by Pledgor and one-half by Pledgee.

11. INVALIDITY OF PARTICULAR PROVISIONS. Pledgor and Pledgee agree that the enforceability or invalidity of any provision or provisions of this Security Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

12. SUCCESSORS OR ASSIGNS. Pledgor and Pledgee agree that all of the terms of this Security Agreement shall be binding on their respective successors and assigns, and that the term "Pledgor" and the term "Pledgee" as used herein shall be deemed to include, for all purposes, the respective designees, successors, assigns, heirs, executors and administrators.

13. GOVERNING LAW. This Security Agreement shall be interpreted and governed under the laws of the State of California.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


          "PLEDGOR"                    By:  Rick Inatome

                                       --------------------------
                                       (Signature)


                                      ----------------------------

                                      ----------------------------
                                       (Address)



         "PLEDGEE"                     ZapMe! Corporation
                                       a Delaware corporation


                                       By:________________________

                                       Lance Mortensen, Chairman



         "PLEDGEHOLDER"                By:  Bruce D. Bower


                                       -----------------------------
                                       Secretary of Pledgee

                                    EXHIBIT D

                      ASSIGNMENT SEPARATE FROM CERTIFICATE


         FOR VALUE RECEIVED I, Rick Inatome, hereby sell, assign and transfer unto ____________________________ (__________) shares of the Common Stock of
ZapMe! Corporation, standing in my name of the books of said corporation represented by Certificate No. _____ herewith and do hereby irrevocably constitute and appoint to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

         This Stock Assignment may be used only in accordance with the Restricted Stock Purchase Agreement (the "Agreement")
between________________________ and the undersigned dated ______________,
_____.


Dated:
      ----------------,------

                                        Signature:
                                                  -----------------------------










         INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise the Repurchase Option, as set forth in the Agreement, without requiring additional signatures on the part of the Purchaser.

                                    EXHIBIT E

                            JOINT ESCROW INSTRUCTIONS



                                                               December 21, 1999

Corporate Secretary
ZAPME! CORPORATION
3000 Executive Parkway
Suite 150
San Ramon, CA 94583



Dear Corporate Secretary:

         As Escrow Agent for both ZapMe! Corporation, a Delaware corporation (the "Company"), and the undersigned purchaser of stock of the Company (the "Purchaser"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Purchase Agreement ("Agreement") between the Company and the undersigned, in accordance with the following instructions:

         1. In the event the Company and/or any assignee of the Company (referred to collectively as the "Company") exercises the Company's Repurchase Option set forth in the Agreement, the Company shall give to Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company. Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

         2. At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Company or its assignee, against the simultaneous delivery to you of the purchase price (by cash, a check, or some combination thereof) for the number of shares of stock being purchased pursuant to the exercise of the Company's Repurchase Option.

         3. Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as Purchaser's attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities. Subject to the provisions of this paragraph 3, Purchaser shall exercise all rights and privileges of a shareholder of the Company while the stock is held by you.

         4. Upon written request of the Purchaser, but no more than once per calendar year, unless the Company's Repurchase Option has been exercised, you shall deliver to Purchaser a certificate or certificates representing so many shares of stock as are not then subject to the Company's Repurchase Option. Within 90 days after Purchaser ceases to be a Service Provider, you shall deliver to Purchaser a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not purchased by the Company or its assignees pursuant to exercise of the Company's Repurchase Option.

         5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of the same to Purchaser and shall be discharged of all further obligations hereunder.

         6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

         7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

         8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

         9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

         10. You shall not be liable for the outlawing of any rights under the statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

         11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

         12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

         13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

         14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

         15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses or at such other addresses as a party may designate by ten days' advance written notice to each of the other parties hereto.

                  COMPANY:                  ZAPME! CORPORATION
                                            3000 Executive Parkway, Suite 150
                                            San Ramon, CA 94583

                  PURCHASER:                Rick Inatome

                  ESCROW AGENT:             Corporate Secretary
                                            ZAPME! CORPORATION
                                            3000 Executive Parkway, Suite 150
                                            San Ramon, CA 94583


         16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

         17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

         18. These Joint Escrow Instructions shall be governed by, and construed and enforced in accordance with, the internal substantive laws, but not the choice of law rules, of the State of California.

                               Very truly yours,


                               ZAPME! CORPORATION


                               ------------------------------------
                               By

                               LANCE MORTENSEN, CHAIRMAN
                               -------------------------------------
                               Title



                               PURCHASER:

                               ------------------------------------
                               Signature

                               RICK INATOME
                               -------------------------------------
                               Print Name




ESCROW AGENT:

-------------------------------------
Bruce Bower, Corporate Secretary

                                    EXHIBIT F

                                CONSENT OF SPOUSE


         I, Joyce Inatome, spouse of Rick Inatome, have read and approve the foregoing Restricted Stock Purchase Agreement (the "Agreement"). In consideration of the Company's grant to my spouse of the right to purchase shares of ZapMe! Corporation, as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

Dated: ____________________, _____



                                      ------------------------------------------
                                      Signature of Spouse

                                    EXHIBIT G

                          ELECTION UNDER SECTION 83(b)
                      OF THE INTERNAL REVENUE CODE OF 1986


The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer's gross income for the current taxable year the amount of any compensation taxable to taxpayer in connection with his or her receipt of the property described below:

1. The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

         NAME:                      TAXPAYER:                  SPOUSE:

         ADDRESS:

         IDENTIFICATION NO.:        TAXPAYER:                  SPOUSE:

         TAXABLE YEAR:

2. The property with respect to which the election is made is described as follows:______ shares (the "Shares") of the Common Stock of ZapMe! Corporation (the "Company").

3.       The date on which the property was transferred is:____________,______.

4.       The property is subject to the following restrictions:

         The Shares may be repurchased by the Company, or its assignee, upon certain events. This right lapses with regard to a portion of the Shares based on the continued performance of services by the taxpayer over time.

5. The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $__________.

6.       The amount (if any) paid for such property is: $___________.

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

THE UNDERSIGNED UNDERSTANDS THAT THE FOREGOING ELECTION MAY NOT BE REVOKED EXCEPT WITH THE CONSENT OF THE COMMISSIONER.

Dated:            _________________, ____            __________________________
                                                     Taxpayer

The undersigned spouse of taxpayer joins in this election.

Dated:            _________________, ____            __________________________
                                                     Spouse of Taxpayer